                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                     811-1

                      (Investment Company Act File Number)

                      Federated Stock and Bond Fund, Inc.
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  11/30/07

             Date of Reporting Period:  Fiscal year ended 11/30/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.

Established 1934

ANNUAL SHAREHOLDER REPORT

November 30, 2007

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,								Period Ended		Year Ended
	2007		2006	[1]	2005		2004		11/30/2003	[2]	10/31/2003
Net Asset Value, Beginning of Period	$20.55		$18.95		$18.38		$17.38		$17.32		$15.61
Income From Investment Operations:
Net investment income	0.41		0.38		0.31		0.36		0.02		0.31
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	1.42		1.93		0.56		1.01		0.11		1.71
TOTAL FROM INVESTMENT OPERATIONS	1.83		2.31		0.87		1.37		0.13		2.02
Less Distributions:
Distributions from net investment income	(0.40)		(0.38)		(0.30)		(0.37)		(0.07)		(0.31)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.99)		(0.33)		--		--		--		--
TOTAL DISTRIBUTIONS	(2.39)		(0.71)		(0.30)		(0.37)		(0.07)		(0.31)
Net Asset Value, End of Period	$19.99		$20.55		$18.95		$18.38		$17.38		$17.32
Total Return [3]	9.88%		12.55	% [4]	4.75	% [4,5]	7.89%		0.75%		13.08%

Ratios to Average Net Assets:
Net expenses	1.25	% [6]	1.17	% [6]	1.16	% [6]	1.29	% [6]	1.26	% [6,7]	1.31	% [6]
Net investment income	2.07%		1.90%		1.63%		1.72%		1.64	% [7]	1.89%
Expense waiver/reimbursement [8]	0.10%		0.12%		0.08%		0.01%		0.01	% [7]	0.00	% [9]
Supplemental Data:
Net assets, end of period (000 omitted)	$195,687		$198,289		$234,204		$237,428		$226,701		$224,461
Portfolio turnover	135%		106%		50%		47%		1%		74%

1 Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 During the period, the Fund was reimbursed by the Shareholder Services Provider, which had an impact of 0.01% and 0.02% on the total return for the years ended November 30, 2006 and 2005, respectively.

5 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.24%, 1.16%, 1.16% and 1.29%, for the years ended November 30, 2007, 2006, 2005 and 2004, respectively, 1.26% for the period ended November 30, 2003 and 1.31% for the year ended October 31, 2003 after taking into account these expense reductions.

7 Computed on an annualized basis.

8 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

9 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,								Period Ended		Year Ended
	2007		2006	[1]	2005		2004		11/30/2003	[2]	10/31/2003
Net Asset Value, Beginning of Period:	$20.52		$18.93		$18.36		$17.36		$17.28		$15.58
Income From Investment Operations:
Net investment income	0.25		0.20		0.14		0.23		0.01		0.19
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	1.43		1.94		0.58		1.00		0.11		1.70
TOTAL FROM INVESTMENT OPERATIONS	1.68		2.14		0.72		1.23		0.12		1.89
Less Distributions:
Distributions from net investment income	(0.25)		(0.22)		(0.15)		(0.23)		(0.04)		(0.19)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.99)		(0.33)		--		--		--		--
TOTAL DISTRIBUTIONS	(2.24)		(0.55)		(0.15)		(0.23)		(0.04)		(0.19)
Net Asset Value, End of Period	$19.96		$20.52		$18.93		$18.36		$17.36		$17.28
Total Return [3]	9.05%		11.59%		3.95	% [4]	7.08%		0.68%		12.22%

Ratios to Average Net Assets:
Net expenses	2.03	% [5]	1.99	% [5]	1.95	% [5]	2.04	% [5]	2.01	% [5,6]	2.06	% [5]
Net investment income	1.31%		1.07%		0.84%		0.97%		0.89	% [6]	1.14%
Expense waiver/reimbursement [7]	0.10%		0.11%		0.06%		0.01%		0.01	% [6]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$41,365		$50,182		$63,151		$73,911		$72,412		$71,836
Portfolio turnover	135%		106%		50%		47%		1%		74%

1 Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.03%, 1.98%, 1.95% and 2.04%, for the years ended November 30, 2007, 2006, 2005 and 2004, respectively, 2.01% for the period ended November 30, 2003 and 2.06% for the year ended October 31, 2003 after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,								Period Ended		Year Ended
	2007		2006	[1]	2005		2004		11/30/2003	[2]	10/31/2003
Net Asset Value, Beginning of Period	$20.47		$18.88		$18.31		$17.32		$17.24		$15.54
Income From Investment Operations:
Net investment income	0.26		0.22		0.17		0.23		0.01		0.19
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	1.42		1.94		0.56		1.00		0.11		1.70
TOTAL FROM INVESTMENT OPERATIONS	1.68		2.16		0.73		1.23		0.12		1.89
Less Distributions:
Distributions from net investment income	(0.26)		(0.24)		(0.16)		(0.24)		(0.04)		(0.19)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.99)		(0.33)		--		--		--		--
TOTAL DISTRIBUTIONS	(2.25)		(0.57)		(0.16)		(0.24)		(0.04)		(0.19)
Net Asset Value, End of Period	$19.90		$20.47		$18.88		$18.31		$17.32		$17.24
Total Return [3]	9.05%		11.69%		3.98	% [4]	7.09%		0.68%		12.25%

Ratios to Average Net Assets:
Net expenses	2.00	% [5]	1.95	% [5]	1.93	% [5]	2.02	% [5]	2.01	% [5,6]	2.04	% [5]
Net investment income	1.30%		1.11%		0.88%		0.99%		0.89	% [6]	1.16%
Expense waiver/reimbursement [7]	0.10%		0.11%		0.06%		0.01%		0.01	% [6]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$26,572		$27,033		$28,922		$26,704		$27,853		$27,731
Portfolio turnover	135%		106%		50%		47%		1%		74%

1 Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.00%, 1.95%, 1.93% and 2.02%, for the years ended November 30, 2007, 2006, 2005 and 2004, respectively, 2.01% for the period ended November 30, 2003 and 2.04% for the year ended October 31, 2003 after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,								Period Ended
	2007		2006	[1]	2005		2004		11/30/2003	[2]	10/31/2003	[3]
Net Asset Value, Beginning of Period	$20.57		$18.98		$18.40		$17.38		$17.32		$15.61
Income From Investment Operations:
Net investment income	0.33		0.28		0.25		0.29		0.01		0.10
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	1.43		1.94		0.53		1.03		0.10		1.71
TOTAL FROM INVESTMENT OPERATIONS	1.76		2.22		0.78		1.32		0.11		1.81
Less Distributions:
Distributions from net investment income	(0.32)		(0.30)		(0.20)		(0.30)		(0.05)		(0.10)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.99)		(0.33)		--		--		--		--
TOTAL DISTRIBUTIONS	(2.31)		(0.63)		(0.20)		(0.30)		(0.05)		(0.10)
Net Asset Value, End of Period	$20.02		$20.57		$18.98		$18.40		$17.38		$17.32
Total Return [4]	9.44%		11.98%		4.27	% [5]	7.64%		0.64%		11.64%

Ratios to Average Net Assets:
Net expenses	1.70	% [6]	1.68	% [6]	1.65	% [6]	1.74	% [6]	1.78	% [6,7]	1.81	% [6,7]
Net investment income	1.55%		1.42%		1.31%		2.52%		1.14	% [7]	1.39	% [7]
Expense waiver/reimbursement [8]	0.10%		0.11%		0.05%		0.01%		0.01	% [7]	0.00	% [7,9]
Supplemental Data:
Net assets, end of period (000 omitted)	$16,070		$10,234		$1,048		$65		$0	[10]	$0	[10]
Portfolio turnover	135%		106%		50%		47%		1%		74	% [11]

1 Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

3 Reflects operations for the period from April 8, 2003 (start of performance) to October 31, 2003.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.70%, 1.67%, 1.65% and 1.74%, for the years ended November 30, 2007, 2006, 2005 and 2004, respectively, and 1.78% and 1.81% for the periods ended November 30, 2003 and October 31, 2003, respectively, after taking into account these expense reductions.

7 Computed on an annualized basis.

8 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

9 Represents less than 0.01%.

10 Represents less than $1,000.

11 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2007	Ending Account Value 11/30/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,020.50	$ 6.23
Class B Shares	$1,000	$1,016.60	$10.11
Class C Shares	$1,000	$1,017.10	$10.06
Class K Shares	$1,000	$1,018.60	$ 8.55
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.90	$ 6.23
Class B Shares	$1,000	$1,015.04	$10.10
Class C Shares	$1,000	$1,015.09	$10.05
Class K Shares	$1,000	$1,016.60	$ 8.54

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).The annualized net expense ratios are as follows:

Class A Shares	1.23%
Class B Shares	2.00%
Class C Shares	1.99%
Class K Shares	1.69%

Management's Discussion of Fund Performance

For the fiscal year ended November 30, 2007, the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares produced total returns of 9.88%, 9.05%, 9.05%, and 9.44%, respectively, at net asset value. That compares with a 7.20% return for the Fund's Blended Index and 7.32% for Morningstar's Moderate Allocation Funds Category Average. 1 The Fund's Blended Index is comprised of 60% of the return of the Standard & Poor's 500 Index (S&P 500), 2 and 40% of the return of the Lehman Brothers Aggregate Bond Index (LBAB). 3 The S&P 500 and the LBAB had total returns of 7.72% and 6.05%, respectively during the reporting period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return data of the indices.

1 Morningstar's Moderate Allocation is the category of funds which seek to provide both capital appreciation and income by investing in stocks, bonds and cash. These funds typically invest between 50% to 70% of assets in equities and the remainder in fixed income and cash. Investments cannot be made in an average.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made in an index.

3 The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investment cannot be made in an index.

The following discussion will focus on the performance of the Fund's Class A Shares.

MARKET OVERVIEW

Domestic Equities

Domestic equities, as measured by the S&P 500 index, experienced substantial volatility throughout the reporting period. Bulls and Bears alternated as optimism was fueled by strong Gross Domestic Product growth, employment data and interest rate cuts by the Federal Reserve Board (the Fed), while investor fears were stoked by rising fuel costs, weak U.S. housing data and the credit crisis. By late November, the S&P 500 had fallen over 10% from its mid-October peak of 1565 due, in part, to reports from some of the nation's largest banks of massive write-downs of risky mortgage-related investments. Then, conciliatory comments from the Fed cheered investors and sparked a sharp rally during the last few days of November. On November 30, 2007, the S&P 500 was at 1481, with a gain of 5.7% for the 12-month reporting period (up 7.72% on a total return basis). Eight out of ten sectors posted positive, double-digit returns. The three best performing S&P sectors were Energy, 22.9%; Materials, 22.1%; and Utilities, 20.4%. The three lagging sectors were Financials, (10.6)%; Consumer Discretionary, (6.8)%; and Healthcare, 11.8%.

International Equities 4

World markets continued to rally into the middle of July based on ample liquidity conditions. Consistent with historical seasonality, but specifically triggered by the fall-out from the subprime mortgage crisis, stocks corrected sharply into the middle of August. The aggressive easing by the Fed provided renewed momentum for a strong rebound, specifically in emerging markets.

Foreign currencies appreciated against the U.S. dollar as the Fed cut interest rates by 0.75% in the third quarter amid increasing concerns over the U.S. credit crisis and the possibility of recession. The euro appreciated 10.7%, the sterling rose 4.5%, and the yen gained 4.3% against the U.S. dollar during the reporting period.

Interest Rates

Short and intermediate interest rates fell considerably over the reporting period (some as much as 1.90%) as the "Subprime Lending Crisis" gradually unfolded over the summer months. This sparked a "flight to quality" to short- and intermediate-term Treasury securities as investors fled "spread bonds" such as corporate bonds, mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS). Spread bonds underperformed Treasury securities by a wide margin over the reporting period. The Fed responded to the Subprime Crisis by easing monetary policy by 0.75%, on concern that the housing sector damage could spread to the rest of the economy.

4 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

Longer-term interest rates were down very slightly over the reporting period, with 10-year Treasury yields down about 0.52%, while the 30-year Treasury yield fell 0.18%. The "yield to worst" of the Lehman Aggregate stood at 4.86% on November 30, 2007, compared to 5.13% at prior year-end. The "yield to worst" measures the yield to maturity if the bond repayment takes place which would yield the minimum possible return to investors.

Fund Performance

The Fund maintained an overweight in equities versus fixed income during the reporting period. This allocation decision increased returns because of the higher relative returns from stocks during the year.

Equities Performance

In the equities portion of the fund, good sector allocations and positive stock selection contributed to the fund's better-than-index-performance for the year. During the reporting period, the fund maintained an overweight in foreign equities. This decision increased the return of the fund, as foreign equities outperformed domestic equities. The Fund's underweight position in Financials was especially timely.

Individual stocks that were particularly helpful to performance included:

Foster Wheeler Ltd. , an engineering and construction company that provides services to the oil and gas industry. The stock returned 95.02% during the holding period and contributed positively to the return of the fund relative to the S&P 500.

Rio Tinto, Plc , a British minerals mining and processing company. The stock returned 125.53% during the holding period and contributed positively to the return of the fund.

McDonalds Corp. , the U.S.-based foodservice retailer best known for fast-food. The stock returned 42.97% during the holding period.

The stocks that were the largest detractors from performance were:

Apple Computer, Inc. , the American designer and manufacturer of personal digital technology, such as Mac computers, iPods and iPhones. The stock was underweighted relative to the fund's benchmark and lost 2.12% during its holding period as compared to the stock's 98.76% gain for the reporting period. This holding contributed negatively to the fund's performance relative to the S&P 500, due to timing of the holding;

Google, Inc. , the Internet search technology company whose name has become synonymous with "surfing the web" (or "Googling"). This stock was also underweighted during the reporting period and returned 6.34% during its holding period compared with its 42.91% gain for the full fiscal year. Therefore, this holding also negatively contributed to the fund relative to the S&P 500, due to timing of the holding; and

Cognizant Technology , an information technology consulting firm. This stock lost 22.23% during its holding period and detracted from fund performance relative to the S&P 500.

Fixed-Income Performance 5

Three of the five portfolio tools we use to manage the bond portfolio added value over the past 12-month reporting period to varying degrees. Our security selection added the most to performance while our yield curve call also had a sizeable impact on performance. The bond portion of the fund returned approximately 6.65% during the 12-month reporting period, outperforming the Lehman Aggregate benchmark return of 6.05%. The portfolio was structured to take advantage of a steepening yield curve by being underweighted in 2-year and 30-year securities. The portfolio's duration 6 and yield curve management along with security selection had the greatest positive impacts on the fund's performance during the reporting period. Our sector call hurt performance due to a considerable overweight in mortgage-backed securities. 7 Currency also detracted from performance by a slight amount due to Euro and Yen exposures early in 2007.

Security selection was very positive in our corporate holdings in insurance companies such as: Union Central Life Insurance , Pacific Life , Delphi Funding , AXA , Ace INA , Berkshire Hathaway , and Horace Mann .. The portfolio also benefited from holdings in Archstone-Smith , Blackrock , CVS Caremark , and Regional Diversified Holdings (a small-bank TRUP CMO-type vehicle).

5 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

6 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

7 Investing in certain mortgage-backed securities may result in special risks such as the risk of receiving unscheduled principal payments. This may result in the Fund receiving a lower rate of interest.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1997 to November 30, 2007 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Lehman Brothers Aggregate Bond Index (LBAB) 2 (the "Blended Index"), 2 the S&P 500, the LBAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2007
1 Year	3.82%
5 Years	7.94%
10 Years	5.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and LBAB (40%). The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class B Shares) (the "Fund") from October 31, 1997 to November 30, 2007 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Lehman Brothers Aggregate Bond Index (LBAB) 2 (the "Blended Index"), 2 the S&P 500, the LBAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2007
1 Year	3.70%
5 Years	8.03%
10 Years	4.98%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and LBAB (40%). The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class C Shares) (the "Fund") from October 31, 1997 to November 30, 2007 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Lehman Brothers Aggregate Bond Index (LBAB) 2 (the "Blended Index"), 2 the S&P 500, the LBAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2007
1 Year	8.08%
5 Years	8.35%
10 Years	4.82%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and LBAB (40%). The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares, Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class K Shares) (the "Fund") from October 31, 1997 to November 30, 2007 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Lehman Brothers Aggregate Bond Index (LBAB) 2 (the "Blended Index"), 2 the S&P 500, the LBAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns for the Period Ended 11/30/2007
1 Year	9.44%
5 Years	8.71%
10 Years	5.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and LBAB (40%). The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2007, the Fund's portfolio composition 1 was as follows:

	Percentage of Total Net Assets
Domestic Equity Securities	53.9%
Mortgage-Backed Securities	22.3%
International Equity Securities	9.9%
Corporate Debt Securities	7.0%
Foreign Stock ETFs	5.2%
U.S. Treasury and Agency Securities	3.2%
Asset-Backed Securities	1.3%
Foreign Debt Securities	0.4%
Derivative Contracts [2]	0.0	% [3]
Cash Equivalents [4]	2.2%
Other Assets and Liabilities--Net	(5.4)%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Derivative contracts consist of swap contracts. Based upon net unrealized appreciation (depreciation) on the derivative contracts. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) on notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

3 Represents less than 0.1%.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

At November 30, 2007, the Fund's sector composition 5 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	17.8%
Information Technology	15.2%
Consumer Staples	13.8%
Energy	12.2%
Health Care	10.5%
Industrials	8.9%
Consumer Discretionary	8.5%
Utilities	5.6%
Telecommunication Services	4.6%
Materials	2.9%
TOTAL	100.0%

5 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2007

Shares			Value in U.S. Dollars
		STOCKS--53.9%
		COMMON STOCKS--53.9%
		Consumer Discretionary--4.5%
65,400		Carnival Corp.	$2,950,848
35,100		Mattel, Inc.	701,298
81,350		McDonald's Corp.	4,756,535
42,600		Omnicom Group, Inc.	2,076,750
68,000		TJX Cos., Inc.	1,995,120
		TOTAL	12,480,551
		Consumer Staples--8.1%
23,800		Altria Group, Inc.	1,845,928
49,600		Anheuser-Busch Cos., Inc.	2,614,912
43,500		Coca-Cola Co.	2,701,350
27,500		Colgate-Palmolive Co.	2,202,200
46,400		Kellogg Co.	2,507,456
18,600		PepsiCo, Inc.	1,435,548
80,300		Procter & Gamble Co.	5,942,200
70,700		Wal-Mart Stores, Inc.	3,386,530
		TOTAL	22,636,124
		Energy--7.0%
39,600		Apache Corp.	3,832,884
64,500		Exxon Mobil Corp.	5,750,820
22	[1]	NRG Energy, Inc.	933
103,400	[1]	Nabors Industries Ltd.	2,781,460
26,800		Valero Energy Corp.	1,743,876
35,000	[1]	Weatherford International, Inc.	2,191,700
52,900		XTO Energy, Inc.	3,270,278
		TOTAL	19,571,951
Shares			Value in U.S. Dollars
		STOCKS--continued
		COMMON STOCKS--continued
		Financials--9.0%
38,000		Ace, Ltd.	$2,273,540
29,400		American International Group, Inc.	1,709,022
52,400		Bank of America Corp.	2,417,212
59,000		Citigroup, Inc.	1,964,700
27,000		Hartford Financial Services Group, Inc.	2,573,640
76,200		J.P. Morgan Chase & Co.	3,476,244
28,000		Merrill Lynch & Co., Inc.	1,678,320
29,000		MetLife, Inc.	1,902,110
46,600		Morgan Stanley	2,456,752
95,900		U.S. Bancorp	3,173,331
37,400		Wachovia Corp.	1,608,200
		TOTAL	25,233,071
		Health Care--6.4%
68,100		Abbott Laboratories	3,916,431
30,900	[1]	Cephalon, Inc.	2,315,028
20,300	[1]	Genentech, Inc.	1,547,875
61,800		Merck & Co., Inc.	3,668,448
94,400		Schering Plough Corp.	2,954,720
26,400		Shire PLC, ADR	1,873,080
33,000		Wyeth	1,620,300
		TOTAL	17,895,882
		Industrials--4.6%
16,600		Flowserve Corp.	1,561,894
96,400		General Electric Co.	3,691,156
70,200		Raytheon Co.	4,341,870
95,900		Waste Management, Inc.	3,291,288
		TOTAL	12,886,208
		Information Technology--8.5%
10,700	[1]	Apple, Inc.	1,949,754
51,900		Applied Materials, Inc.	977,277
83,700	[1]	Cisco Systems, Inc.	2,345,274
95,900		Corning, Inc.	2,329,411
Shares or Principal Amount			Value in U.S. Dollars
		STOCKS--continued
		COMMON STOCKS--continued
		Information Technology--continued
2,000	[1]	Google, Inc.	$1,386,000
43,500		Hewlett-Packard Co.	2,225,460
129,100		Intel Corp.	3,366,928
132,900		Microsoft Corp.	4,465,440
113,600		Motorola, Inc.	1,814,192
150,000	[1]	Oracle Corp.	3,027,000
		TOTAL	23,886,736
		Materials--0.8%
26,200		Praxair, Inc.	2,236,956
		Telecommunication Services--1.9%
92,700		AT&T, Inc.	3,542,067
38,000		Verizon Communications	1,641,980
		TOTAL	5,184,047
		Utilities--3.1%
15,000		Entergy Corp.	1,793,100
49,000		FirstEnergy Corp.	3,359,440
40,000		Progress Energy, Inc.	1,952,800
36,000		SCANA Corp.	1,533,960
		TOTAL	8,639,300
		TOTAL COMMON STOCKS (IDENTIFIED COST $131,852,712)	150,650,826
		ASSET-BACKED SECURITIES--1.3%
$58,018	[2,3]	125 Home Loan Owner Trust 1998-1A B1, 9.26%, 02/15/2029	49,316
800,000		Banc of America Commercial Mortgage, Inc. 2007-1 A2, 5.381%, 1/15/2049	800,497
45,481		Chase Funding Mortgage Loan Asset-Backed Certificates 2003-6 1A3, 3.34%, 5/25/2026	44,826
800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Series 2007-CD5, 5.886%, 11/15/2044	814,483
900,000		Credit Suisse Mortgage Capital Certificate 2006-C4 AAB, 5.439%, 9/15/2039	904,707
400,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.331%, 3/12/2051	399,344
400,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 3/12/2051	396,409
315,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.319%, 12/15/2043	309,241
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,736,748)	3,718,823
Principal Amount			Value in U.S. Dollars
		COLLATERALIZED MORTGAGE OBLIGATIONS--1.0%
$550,000		CS First Boston Mortgage Securities Corp. 2005-C6 A2FX, 5.207%, 12/15/2040	$549,230
800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	796,936
553,242		Federal National Mortgage Association REMIC 2002-52 FG, 6.005%, 9/25/2032	555,299
250,000		JP Morgan Chase Commercial Mortgage Securities 2007-CB19 A2, 5.478%, 2/12/2049	253,582
7,512	[2,3]	SMFC Trust Asset-Backed Certificates,1997-A B1-4, 7.719%, 1/28/2027	4,883
163,168		Washington Mutual 2003-AR4 A6, 3.423%, 5/25/2033	162,545
320,943		Wells Fargo Mortgage Backed Securities Trust 2003-18 Series 2003-18, Class A1, 5.50%, 12/25/2033	313,942
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $2,663,727)	2,636,417
		CORPORATE BONDS--5.4%
		Basic Industry - Chemicals--0.0%
35,000		Rohm & Haas Co., 6.00%, 09/15/2017	36,528
		Basic Industry - Metals & Mining--0.1%
80,000		Alcan, Inc., 5.00%, 6/01/2015	78,646
70,000		Alcoa, Inc., Note, 5.55%, 02/01/2017	68,936
50,000		BHP Finance (USA), Inc., 5.00%, 12/15/2010	50,931
120,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	111,180
100,000	[2,3]	Xstrata Finance Canada Ltd., Unsecd. Note, 5.50%, 11/16/2011	104,084
		TOTAL	413,777
		Basic Industry - Paper--0.1%
200,000		Louisiana-Pacific Corp., 8.875%, 08/15/2010	212,127
150,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	38,625
100,000		Weyerhaeuser Co., Deb., 7.375%, 3/15/2032	100,597
		TOTAL	351,349
		Capital Goods - Aerospace & Defense--0.1%
50,000	[2,3]	BAE Systems Holdings, Inc., 5.20%, 08/15/2015	50,351
100,000		Raytheon Co., Unsecd. Note, 5.375%, 04/01/2013	103,194
		TOTAL	153,545
		Capital Goods - Diversified Manufacturing--0.2%
250,000		General Electric Co., Note, 5.00%, 2/01/2013	253,870
140,000	[2,3]	Hutchison Whampoa Ltd., 6.50%, 02/13/2013	148,340
90,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 02/15/2067	81,579
		TOTAL	483,789
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Capital Goods - Environmental--0.0%
$100,000		Waste Management, Inc., 7.375%, 08/01/2010	$106,881
		Capital Goods - Packaging--0.0%
40,000		Pactiv Corp., 6.40%, 1/15/2018	41,792
		Communications - Media & Cable--0.2%
75,000		AT&T Broadband, Company Guarantee, 8.375%, 3/15/2013	84,354
100,000		Comcast Corp., 7.05%, 03/15/2033	106,852
100,000		Comcast Corp., Company Guarantee, 6.50%, 01/15/2017	105,428
110,000		Cox Communications, Inc., Unsecd. Note, 4.625%, 01/15/2010	109,766
50,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.850%, 05/01/2017	49,763
		TOTAL	456,163
		Communications - Telecom Internet--0.0%
26,000		Insight Midwest LP, Sr. Note, 9.75%, 10/01/2009	26,065
		Communications - Telecom Wireless--0.2%
75,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/01/2011	81,581
130,000		AT&T Wireless Services, Inc., 8.75%, 03/01/2031	168,426
90,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	91,161
75,000		Sprint Capital Corp., Note, 8.75%, 03/15/2012	80,347
20,000		Vodafone Group PLC, 5.350%, 02/27/2012	20,333
90,000		Vodafone Group PLC, Note, 5.625%, 02/27/2017	90,760
		TOTAL	532,608
		Communications - Telecom Wirelines--0.1%
30,000		Embarq Corp., 6.738%, 06/01/2013	31,671
40,000		Telefonica SA, Company Guarantee, 7.045%, 06/20/2036	44,643
100,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	103,527
		TOTAL	179,841
		Consumer Cyclical - Automotive--0.1%
100,000		DaimlerChrysler North America Holding Corp., Note, 4.875%, 06/15/2010	100,655
70,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	74,012
60,000		General Motors Acceptance, 8.00%, 11/01/2031	51,128
25,000		General Motors Acceptance, Note, 5.125%, 5/09/2008	24,265
130,000	[2,3]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 5.625%, 3/14/2011	134,327
		TOTAL	384,387
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Consumer Cyclical - Entertainment--0.1%
$20,000		International Speedway C, 4.20%, 4/15/2009	$19,793
80,000		International Speedway Corp., 5.40%, 04/15/2014	79,291
75,000		Time Warner, Inc., 5.50%, 11/15/2011	75,655
100,000		Walt Disney Co., Note, 5.70%, 07/15/2011	104,529
		TOTAL	279,268
		Consumer Cyclical - Lodging--0.0%
50,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/01/2016	49,745
		Consumer Cyclical - Retailers--0.1%
215,440	[2,3]	CVS Corp., Pass Thru Cert., 5.298%, 1/11/2027	216,829
60,000		Costco Wholesale Corp., 5.30%, 03/15/2012	61,732
20,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	18,715
70,000		Target Corp., Note, 5.875%, 07/15/2016	70,692
		TOTAL	367,968
		Consumer Non-Cyclical Food/Beverage--0.2%
90,000		Anheuser-Busch Cos., Inc., Sr. Note, 5.60%, 03/01/2017	91,837
70,000		Bottling Group LLC, Note, 5.50%, 04/01/2016	72,270
60,000		General Mills, Inc., Note, 5.70%, 02/15/2017	60,526
125,000		Kraft Foods, Inc., Note, 5.25%, 10/01/2013	125,553
90,000	[2,3]	SABMiller PLC, Note, 6.20%, 07/01/2011	96,833
		TOTAL	447,019
		Consumer Non-Cyclical Health Care--0.1%
60,000		Medtronic, Inc., Note, Series B, 4.375%, 09/15/2010	60,207
75,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.40%, 07/01/2017	78,732
		TOTAL	138,939
		Consumer Non-Cyclical Pharmaceuticals--0.2%
40,000		Abbott Laboratories, 5.15%, 11/30/2012	41,206
100,000		Genentech, Inc., Note, 4.750%, 07/15/2015	98,944
110,000		Lilly (Eli) & Co., Bond, 5.20%, 03/15/2017	111,392
80,000		Wyeth, 5.450%, 04/01/2017	81,006
100,000		Wyeth, Unsecd. Note, 5.500%, 02/01/2014	101,734
		TOTAL	434,282
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Energy - Independent--0.1%
$120,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.95%, 09/15/2016	$122,661
120,000		Canadian Natural Resources Ltd., 4.90%, 12/01/2014	118,292
25,000		Pemex Project Funding Master, 5.75%, 12/15/2015	25,170
73,720	[2,3]	Ras Laffan Liquified Nat, 3.437%, 9/15/2009	73,676
25,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 08/01/2017	26,145
20,000		XTO Energy, Inc., 6.75%, 08/01/2037	21,472
		TOTAL	387,416
		Energy - Integrated--0.3%
60,000		Conoco, Inc., Sr. Note, 6.95%, 4/15/2029	69,785
100,000		ConocoPhillips Australia Funding Co., 5.500%, 04/15/2013	104,233
500,000		Husky Oil Ltd., Company Guarantee, 8.90%, 8/15/2028	507,432
35,000		Petro-Canada, Deb., 7.00%, 11/15/2028	39,290
88,890	[2,3]	Qatar Petroleum, 5.579%, 5/30/2011	91,016
100,000	[2,3]	Statoil ASA, 5.125%, 4/30/2014	100,689
		TOTAL	912,445
		Energy - Oil Field Services--0.0%
70,000		Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	70,116
50,000		Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	58,225
		TOTAL	128,341
		Financial Institution - Banking--1.1%
100,000		Bank of America Corp., Sub. Note, 7.40%, 1/15/2011	107,374
100,000	[2,3]	Barclays Bank PLC, 5.926%, 12/31/2049	91,442
120,000		Capital One Capital IV, 6.745%, 02/17/2037	89,632
80,000		Citigroup, Inc., Note, 5.125%, 05/05/2014	77,612
100,000		Corp Andina De Fomento, Bond, 7.375%, 01/18/2011	108,433
100,000		Credit Suisse First Boston USA, Inc., Sr. Note, 5.500%, 08/16/2011	101,796
200,000		First Union Institutional, Bond, 8.04%, 12/1/2026	206,921
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	94,333
160,000		HSBC Finance Corp., 4.75%, 04/15/2010	158,638
200,000		HSBC Finance Corp., 5.00%, 06/30/2015	189,884
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/01/2009	61,563
75,000		Household Finance Corp., Unsecd. Note, 4.75%, 7/15/2013	71,831
250,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 9/15/2014	246,572
250,000		Marshall & Ilsley Bank, Milwaukee, Sr. Note, 4.40%, 03/15/2010	248,632
100,000		Northern Trust Corp., Sr. Note, 5.30%, 08/29/2011	103,232
100,000		PNC Funding Corp., Sr. Note, 5.125%, 12/14/2010	102,042
15,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	14,851
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Financial Institution - Banking--continued
$70,000		Popular North America, Inc., 5.65%, 04/15/2009	$71,304
477,778	[2,3]	Regional Diversified Funding, 9.25%, 3/15/2030	545,753
100,000		Sovereign Bancorp, Inc., Sr. Note, 4.80%, 09/01/2010	96,022
100,000		US Bank N.A., 6.30%, 2/04/2014	105,424
100,000		Wachovia Bank N.A., Sub. Note, 4.875%, 02/01/2015	96,538
100,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	99,441
		TOTAL	3,089,270
		Financial Institution - Brokerage--0.4%
190,000		Amvescap PLC, Note, 4.50%, 12/15/2009	189,594
220,000		Blackrock, Inc., 6.25%, 9/15/2017	232,198
40,000		Eaton Vance Corp., 6.50%, 10/02/2017	42,226
100,000	[2,3]	FMR Corp., 4.75%, 03/01/2013	100,603
50,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	49,006
100,000		Goldman Sachs Group, Inc., 6.60%, 01/15/2012	105,693
25,000		Janus Capital Group, Inc., Sr. Note, 6.25%, 06/15/2012	26,200
30,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 06/15/2017	32,226
60,000		Lehman Brothers Holdings, Note, 4.80%, 3/13/2014	57,439
60,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.50%, 07/19/2017	58,268
60,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.875%, 07/17/2037	59,584
30,000		Merrill Lynch & Co., Inc., Sr. Unsecd. Note, 6.05%, 08/15/2012	30,772
100,000		Morgan Stanley Group, Inc., 5.30%, 03/01/2013	100,321
75,000		Morgan Stanley, Note, 3.875%, 1/15/2009	74,321
30,000		Nuveen Investments, 5.00%, 9/15/2010	27,338
30,000		Nuveen Investments, 5.50%, 09/15/2015	21,300
		TOTAL	1,207,089
		Financial Institution - Finance Noncaptive--0.2%
100,000		American International Group, Inc., Sr. Note, 4.70%, 10/01/2010	100,233
100,000		Berkshire Hathaway, Inc., Company Guarantee, 4.85%, 01/15/2015	99,605
80,000	[2,3]	Capmark Financial Group, Inc., Note, 6.30%, 05/10/2017	55,295
75,000		General Electric Capital Corp., Note, 6.125%, 2/22/2011	78,700
30,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 03/15/2032	34,514
30,000		Heller Financial, Inc., Note, 7.375%, 11/01/2009	31,836
80,000		International Lease Finance Corp., 4.875%, 09/01/2010	79,905
		TOTAL	480,088
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Financial Institution - Insurance - Life--0.5%
$100,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	$123,284
300,000	[2,3]	Pacific LifeCorp., Bond, 6.60%, 9/15/2033	326,955
750,000	[2,3]	Union Central Life Ins Co., Note, 8.20%, 11/1/2026	838,840
		TOTAL	1,289,079
		Financial Institution - Insurance - P&C--0.1%
80,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 02/15/2017	81,621
80,000		CNA Financial Corp., 6.50%, 08/15/2016	81,969
50,000		Horace Mann Educators Corp., Sr. Note, 6.850%, 04/15/2016	52,903
100,000	[2,3]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 3/15/2014	100,901
10,000		The St. Paul Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/01/2015	10,054
		TOTAL	327,448
		Financial Institution - REITs--0.1%
40,000	[2,3]	Equity One, Inc., Bond, 6.00%, 09/15/2017	39,767
40,000		Liberty Property LP, 6.625%, 10/01/2017	41,301
45,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	46,749
120,000		Prologis, Sr. Note, 5.50%, 4/01/2012	121,981
50,000		Simon Property Group, Inc., 6.35%, 08/28/2012	52,571
60,000		Simon Property Group, Inc., Note, 7.75%, 1/20/2011	64,522
		TOTAL	366,891
		Foreign-Local-Gov't--0.0%
50,000		Quebec, Province of, Note, Series MTNA, 7.035%, 3/10/2026	61,207
		Municipal Services--0.1%
140,000	[2,3]	Army Hawaii Family Housing, 5.524%, 6/15/2050	138,236
100,000	[2,3]	Camp Pendleton & Quantico Housing LLC, 5.572%, 10/01/2050	99,591
		TOTAL	237,827
		Sovereign--0.0%
30,000		Mexico, Government of, Series MTNA, 6.75%, 9/27/2034	33,555
		Technology--0.2%
50,000		Cisco Systems, Inc., Note, 5.25%, 02/22/2011	51,352
20,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	20,413
40,000		Dell Computer Corp., Deb., 7.10%, 04/15/2028	45,045
60,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.50%, 03/15/2011	61,644
80,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	82,052
50,000		Hewlett-Packard Co., Note, 5.40%, 03/01/2017	50,772
100,000		Oracle Corp., Sr. Unsecd. Note, Series WI, 5.00%, 01/15/2011	101,094
		TOTAL	412,372
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Transportation - Airlines--0.0%
$100,000		Southwest Airlines Co., Deb., 7.375%, 03/01/2027	$110,508
		Transportation - Railroads--0.1%
100,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	97,417
50,000		Norfolk Southern Corp., Note, 6.750%, 02/15/2011	53,711
50,000		Union Pacific Corp., 4.875%, 01/15/2015	48,450
45,000		Union Pacific Corp., Bond, 6.625%, 2/01/2029	47,153
		TOTAL	246,731
		Transportation - Services--0.0%
75,000	[2,3]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	74,772
		Utility - Electric--0.2%
50,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	46,337
40,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.50%, 09/15/2016	40,474
100,000		Duke Capital Corp., Sr. Note, 6.25%, 02/15/2013	105,145
100,000		Exelon Generation Co. LLC, 6.95%, 6/15/2011	105,575
110,000	[2,3]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	114,072
120,000		MidAmerican Energy Co., 4.65%, 10/01/2014	117,198
60,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	58,305
		TOTAL	587,106
		Utility - Natural Gas Distributor--0.1%
210,000		Atmos Energy Corp., 4.000%, 10/15/2009	209,985
		Utility - Natural Gas Pipelines--0.1%
100,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 03/15/2035	91,581
60,000		Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	62,952
		TOTAL	154,533
		TOTAL CORPORATE BONDS (IDENTIFIED COST $15,159,654)	15,200,609
		CORPORATE NOTES--0.1%
125,000		Telecom Italia Capital, Note, 4.875%, 10/01/2010 (IDENTIFIED COST $124,974)	125,729
		GOVERNMENT AGENCIES--2.1%
5,000,000	[4]	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012	5,116,273
415,000		Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	488,083
100,000		Federal National Mortgage Association, 4.500%, 6/1/2010	101,851
40,000		Federal National Mortgage Association, 7.125%, 1/15/2030	51,123
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $5,643,273)	5,757,330
		GOVERNMENTS/AGENCIES--0.0%
75,000		United Mexican States, 6.625%, 03/03/2015 (IDENTIFIED COST $76,979)	81,124
Principal Amount			Value in U.S. Dollars
		MORTGAGE--BACKED SECURITIES--0.6%
$52,999		Federal Home Loan Mortgage Corp. Pool A19963, 5.500%, 3/1/2034	$53,190
12,855		Federal Home Loan Mortgage Corp. Pool C00592, 7.000%, 3/1/2028	13,811
10,068		Federal Home Loan Mortgage Corp. Pool C00896, 7.500%, 12/1/2029	11,014
25,332		Federal Home Loan Mortgage Corp. Pool C17281, 6.500%, 11/1/2028	26,295
24,182		Federal Home Loan Mortgage Corp. Pool C19588, 6.500%, 12/1/2028	25,101
9,071		Federal Home Loan Mortgage Corp. Pool C25621, 6.500%, 5/1/2029	9,416
36,556		Federal Home Loan Mortgage Corp. Pool C76361, 6.000%, 2/1/2033	37,271
105,905		Federal Home Loan Mortgage Corp. Pool E01545, 5.000%, 15 Year, 1/1/2019	106,261
21,193		Federal Home Loan Mortgage Corp. Pool E20252, 7.000%, 15 Year, 7/1/2011	21,743
2,512		Federal Home Loan Mortgage Corp. Pool E77591, 6.500%, 7/1/2014	2,609
26,110		Federal Home Loan Mortgage Corp. Pool E99510, 5.500%, 9/1/2018	26,564
30,651		Federal Home Loan Mortgage Corp. Pool G01444, 6.500%, 8/1/2032	31,740
189,347		Federal Home Loan Mortgage Corp. Pool G08010, 5.500%, 9/1/2034	189,970
47,445		Federal Home Loan Mortgage Corp. Pool M90876, 4.000%, 11/1/2008	46,951
21,403		Federal National Mortgage Association Pool 251697, 6.500%, 30 Year, 5/1/2028	22,230
45,922		Federal National Mortgage Association Pool 252334, 6.500%, 30 Year, 2/1/2029	47,796
117,304		Federal National Mortgage Association Pool 254720, 4.500%, 5/1/2018	116,333
112,405		Federal National Mortgage Association Pool 254802, 4.500%, 7/1/2018	111,474
48,115		Federal National Mortgage Association Pool 254905, 6.000%, 10/1/2033	49,064
99,791		Federal National Mortgage Association Pool 255075, 5.500%, 2/1/2024	100,390
120,243		Federal National Mortgage Association Pool 255079, 5.000%, 2/1/2019	120,742
4,809		Federal National Mortgage Association Pool 303168, 9.500%, 30 Year, 2/1/2025	5,535
2,635		Federal National Mortgage Association Pool 323159, 7.500%, 4/1/2028	2,872
20,807		Federal National Mortgage Association Pool 323640, 7.500%, 4/1/2029	22,687
1,270		Federal National Mortgage Association Pool 323970, 7.000%, 15 Year, 10/1/2014	1,328
55,142		Federal National Mortgage Association Pool 428865, 7.000%, 6/1/2028	59,105
4,736		Federal National Mortgage Association Pool 443215, 6.000%, 10/1/2028	4,846
4,945		Federal National Mortgage Association Pool 511365, 7.000%, 8/1/2029	5,316
519		Federal National Mortgage Association Pool 514184, 7.500%, 9/1/2029	566
103,752		Federal National Mortgage Association Pool 545993, 6.000%, 11/1/2032	106,056
Principal Amount or Shares			Value in U.S. Dollars
		MORTGAGE--BACKED SECURITIES--continued
$40,563		Federal National Mortgage Association Pool 555272, 6.000%, 3/1/2033	$41,464
86,479		Federal National Mortgage Association Pool 713974, 5.500%, 7/1/2033	87,034
117,031		Federal National Mortgage Association Pool 721502, 5.000%, 7/1/2033	115,114
2,027		Government National Mortgage Association Pool 352214, 7.000%, 4/15/2023	2,169
10,005		Government National Mortgage Association Pool 451522, 7.500%, 30 Year, 10/15/2027	10,615
22,653		Government National Mortgage Association Pool 462556, 6.500%, 2/15/2028	23,982
513		Government National Mortgage Association Pool 462739, 7.500%, 5/15/2028	544
1,638		Government National Mortgage Association Pool 464835, 6.500%, 9/15/2028	1,734
13,713		Government National Mortgage Association Pool 469699, 7.000%, 11/15/2028	14,460
17,389		Government National Mortgage Association Pool 486760, 6.500%, 12/15/2028	18,415
3,306		Government National Mortgage Association Pool 780339, 8.000%, 30 Year, 12/15/2023	3,601
23,061		Government National Mortgage Association Pool 780453, 7.500%, 30 Year, 12/15/2025	25,134
19,976		Government National Mortgage Association Pool 780584, 7.000%, 30 Year, 6/15/2027	21,064
		TOTAL MORTGAGE--BACKED SECURITIES (IDENTIFIED COST $1,688,660)	1,743,606
		U.S. TREASURY--1.1%
997,785		U.S. Treasury Inflation Protected Note, 2.375%, 4/15/2011	1,040,906
1,796,167		U.S. Treasury Inflation Protected Note, 2.500%, 7/15/2016	1,932,091
170,000		United States Treasury PO Strip, 11/15/2018	106,436
		TOTAL U.S. TREASURY (IDENTIFIED COST $2,889,710)	3,079,433
		EXCHANGE-TRADED MUTUAL FUNDS--5.2%
44,980		iShares MSCI Emerging Mkt	6,944,912
10,464		iShares MSCI Pacific ex-Japan Index Fund	1,752,615
49,572		iShares S&P Europe 350 Index Fund	5,970,947
		TOTAL EXCHANGE TRADED MUTUAL FUNDS (IDENTIFIED COST $13,073,942)	14,668,474
Shares			Value in U.S. Dollars
		MUTUAL FUNDS--30.4% [5]
53,583		Emerging Markets Fixed Income Core Fund	$1,182,486
107,198		Federated InterContinental Fund, Institutional Shares	7,542,420
1,482,445		Federated International Capital Appreciation Fund, Class A	20,739,399
4,796,682		Federated Mortgage Core Portfolio	47,774,952
349,707		High Yield Bond Portfolio	2,318,557
5,528,188	[6]	Prime Value Obligations Fund, Institutional Shares, 4.87%	5,528,188
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $77,410,566)	85,086,002
		TOTAL INVESTMENTS--101.1% (IDENTIFIED COST $254,320,945) [7]	282,748,373
		OTHER ASSETS AND LIABILITIES - NET--(1.1)%	(3,054,777)
		TOTAL NET ASSETS--100%	$279,693,596

At November 30, 2007, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized/ Appreciation (Depreciation)
[1] U.S. Treasury Notes 5 Year Long Futures	20	$ 2,202,188	March 2008	$ 6,803
[1] U.S. Treasury Notes 10 Year Long Futures	26	$ 2,943,281	March 2008	$ 10,876
[1] U.S. Treasury Notes 2 Year Short Futures	60	$12,606,563	March 2008	$ (6,777)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$10,902

At November 30, 2007, the Fund had the following open swap contract:

Total Return Swap Counterparty	Reference Index	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Depreciation
Merrill Lynch	MSCI EAFE Index Fund	Buy	5.116%	12/28/2007	$5,348,201	$(103,928)

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2007, these restricted securities amounted to $3,678,150, which represented 1.3% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors. At November 30, 2007, these liquid restricted securities amounted to $3,678,150, which represented 1.3% of total net assets.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

5 Affiliated companies.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $256,559,749.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
MTN	--Medium Term Note
PO	--Principal Only
REITs	--Real Estate Investment Trusts
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2007

Assets:
Total investments in securities, at value including $85,086,002 of investments in affiliated issuers (Note 5) (identified cost $254,320,945)		$282,748,373
Cash		2,762
Cash denominated in foreign currencies (identified cost $19,669)		22,847
Income receivable		776,125
Receivable for investments sold		2,164,247
Receivable for shares sold		189,142
TOTAL ASSETS		285,903,496
Liabilities:
Payable for investments purchased	$5,266,775
Payable for shares redeemed	495,457
Income distribution payable	86,050
Net payable for swap contracts	103,928
Payable for daily variation margin	3,500
Payable for Directors'/Trustees' fees	324
Payable for distribution services fee (Note 5)	47,967
Payable for shareholder services fee (Note 5)	52,648
Accrued expenses	153,251
TOTAL LIABILITIES		6,209,900
Net assets for 13,996,989 shares outstanding		$279,693,596
Net Assets Consist of:
Paid-in capital		$228,585,137
Net unrealized appreciation of investments, translation of assets and liabilities in foreign currency, futures contracts, options and swap contracts		28,337,952
Accumulated net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts		22,572,229
Undistributed net investment income		198,278
TOTAL NET ASSETS		$279,693,596

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($195,687,051 ÷ 9,786,922 shares outstanding), $0.001 par value, 750,000,000 shares authorized	$19.99
Offering price per share (100/94.50 of $19.99) [1]	$21.15
Redemption proceeds per share	$19.99
Class B Shares:
Net asset value per share ($41,364,770 ÷ 2,072,102 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$19.96
Offering price per share	$19.96
Redemption proceeds per share (94.50/100 of $19.96) [1]	$18.86
Class C Shares:
Net asset value per share ($26,571,917 ÷ 1,335,290 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$19.90
Offering price per share	$19.90
Redemption proceeds per share (99.00/100 of $19.90) [1]	$19.70
Class K Shares:
Net asset value per share ($16,069,858 ÷ 802,675 shares outstanding), $0.001 par value, 250,000,000 shares authorized	$20.02
Offering price per share	$20.02
Redemption proceeds per share	$20.02

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2007

Investment Income:
Dividends (including $3,182,179 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $9,778)		$5,803,258
Interest		3,367,726
Interest income allocated from affiliated partnership (Note 5)		102,293
TOTAL INCOME		9,273,277
Expenses:
Investment adviser fee (Note 5)	$1,970,850
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	26,657
Transfer and dividend disbursing agent fees and expenses--Class A Shares	328,655
Transfer and dividend disbursing agent fees and expenses--Class B Shares	85,365
Transfer and dividend disbursing agent fees and expenses--Class C Shares	46,144
Transfer and dividend disbursing agent fees and expenses--Class K Shares	48,241
Directors'/Trustees' fees	17,003
Auditing fees	25,800
Legal fees	9,326
Portfolio accounting fees	119,384
Distribution services fee--Class B Shares (Note 5)	336,204
Distribution services fee--Class C Shares (Note 5)	200,531
Distribution services fee--Class K Shares (Note 5)	66,588
Shareholder services fee--Class A Shares (Note 5)	463,073
Shareholder services fee--Class B Shares (Note 5)	112,045
Shareholder services fee--Class C Shares (Note 5)	65,073
Share registration costs	63,242
Printing and postage	65,848
Insurance premiums	14,994
Taxes	23,100
Miscellaneous	13,415
Expenses before allocation	4,371,538
Expenses allocated from affiliated partnership	826
TOTAL EXPENSES	4,372,364

Statement of Operations-continued

Waiver, Reimbursements and Expense Reduction (Note 5):
Reimbursement of investment adviser fee	$(194,229)
Waiver of administrative personnel and services fee	(52,198)
Reimbursement of shareholder services fee--Class A Shares	(427)
Reimbursement of other operating expenses	(22,440)
Fees paid indirectly from directed brokerage arrangements	(10,516)
TOTAL WAIVER, REIMBURSEMENTS AND EXPENSE REDUCTION		$(279,810)
Net expenses			$4,092,554
Net investment income			5,180,723
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Futures Contracts, Options and Swap Contracts:
Net realized gain on investments, options and foreign currency transactions (including realized gain of $1,039,679 on sales of investments in affiliated issuers (Note 5))			26,118,986
Net realized loss on futures contracts			(123,198)
Net realized gain on swap contracts			262,786
Net realized gain allocated from partnership			41,742
Realized gain distributions from affiliated investment company shares			969,148
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(6,525,355)
Net change in unrealized appreciation from futures contracts			(3,761)
Net change in unrealized depreciation of swap contracts			(103,928)
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts, options and swap contracts			20,636,420
Change in net assets resulting from operations			$25,817,143

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,180,723	$5,103,796
Net realized gain on investments, including allocation from partnership, options, foreign currency transactions, futures contracts and swap contracts	26,300,316	28,984,389
Realized gain distributions from affiliated investment company shares	969,148	567,863
Net change in unrealized appreciation/depreciation of investments, translation of assets and liabilities in foreign currency, futures contracts, options and swap contracts	(6,633,044)	(810,185)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	25,817,143	33,845,863
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,993,440)	(4,179,782)
Class B Shares	(574,648)	(619,547)
Class C Shares	(344,061)	(328,421)
Class K Shares	(213,036)	(102,502)
Distributions from net realized gains on investments and foreign currency transactions, futures contracts, options and swap contracts
Class A Shares	(19,147,426)	(4,090,514)
Class B Shares	(4,766,903)	(1,100,262)
Class C Shares	(2,577,998)	(507,292)
Class K Shares	(1,017,268)	(21,265)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(32,634,780)	(10,949,585)
Share Transactions:
Proceeds from sale of shares	52,577,275	53,032,491
Net asset value of shares issued to shareholders in payment of distributions declared	30,402,512	9,973,543
Cost of shares redeemed	(82,206,153)	(127,490,555)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	773,634	(64,484,521)
Change in net assets	(6,044,003)	(41,588,243)
Net Assets:
Beginning of period	285,737,599	327,325,842
End of period (including undistributed (distributions in excess of) net investment income of $198,278 and $(237,564), respectively)	$279,693,596	$285,737,599

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2007

1. ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, foreign exchange and other swap agreements. Total return swap agreements involve the commitment to pay or receive an amount generally determined by reference to an interest rate in exchange for a specific market-linked return, based on notional amounts. To the extent that the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate based obligation, the Fund receives or makes a payment to the counterparty. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net payable for swap contracts on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain on swap contracts in the Statement of Operations. For the year ended November 30, 2007, the Fund had net realized gains on swap contracts of $262,786.

Swap contracts outstanding at period end are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2007, the Fund had net realized losses on futures contracts of $123,198.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,580,674	$30,902,949	1,746,588	$33,503,662
Shares issued to shareholders in payment of distributions declared	1,152,486	21,607,700	393,069	7,518,011
Shares redeemed	(2,594,906)	(50,350,695)	(4,847,049)	(92,915,020)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	138,254	$2,159,954	(2,707,392)	$(51,893,347)

Year Ended November 30	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	296,020	$5,773,666	174,164	$3,327,873
Shares issued to shareholders in payment of distributions declared	266,434	4,971,550	83,641	1,589,398
Shares redeemed	(935,354)	(18,128,500)	(1,148,514)	(22,004,168)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(372,900)	$(7,383,284)	(890,709)	$(17,086,897)

Year Ended November 30	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	404,964	$7,827,822	338,337	$6,479,450
Shares issued to shareholders in payment of distributions declared	139,389	2,593,829	39,132	742,994
Shares redeemed	(529,929)	(10,294,215)	(588,251)	(11,274,673)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	14,424	$127,436	(210,782)	$(4,052,229)

Year Ended November 30	2007		2006
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	416,417	$8,072,838	503,308	$9,721,506
Shares issued to shareholders in payment of distributions declared	65,500	1,229,433	6,272	123,140
Shares redeemed	(176,680)	(3,432,743)	(67,378)	(1,296,694)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	305,237	$5,869,528	442,202	$8,547,952
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	85,015	$773,634	(3,366,681)	$(64,484,521)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership transaction and swap income reclassifications and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$10,391	$380,304	$(390,695)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$ 10,179,679	$5,230,252
Long-term capital gains	$ 22,455,101	$5,719,333

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,955,759
Undistributed long-term capital gain	$17,333,112
Net unrealized appreciation	$26,192,180
Capital loss carryforwards	$(2,372,592)

At November 30, 2007, the cost of investments for federal tax purposes was $256,559,749. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and futures contracts and unrealized depreciation from swap contracts was $26,188,624. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $28,440,139 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,251,515.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, defaulted bond interest, discount accretion/premium amortization on debt securities and partnership transactions.

At November 30, 2007, the Fund had a capital loss carryforward of $2,372,592 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 1,127,965
2010	$1,244,627

As a result of the tax-free transfer of assets from Vintage Balanced Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $790,864 to offset taxable capital gains realized during the year ended November 30, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Effective August 17, 2007, Federated Global Investment Management Corp. became the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding gains or losses. Prior to August 17, 2007, the Fund's investment adviser was Federated Equity Management Company of Pennsylvania (FEMCOPA). The advisory agreement between the Fund and FEMCOPA provided for an annual fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Investment Management Company and FEMCOPA (the "Sub-Advisers"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Advisers, the Sub-Advisers receive an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, the net fee paid to FAS was 0.078% of average daily net assets of the Fund. FAS waived $52,198 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2007, FSC retained $8,079 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2007, FSC retained $14,807 in sales charges from the sale of Class A Shares. FSC also retained $545 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. (Federated). A financial intermediary affiliated with management of Federated received $1,679 of Service Fees for the year ended November 30, 2007. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2007, FSSC voluntarily reimbursed $427 of shareholder services fees. For the year ended November 30, 2007, FSSC did not receive any fees paid by the Fund.

The Fund may invest in other funds serviced by FSSC under this agreement. FSSC has agreed to reimburse the Fund for certain shareholder services fees received by FSSC as a result of these transactions. For the year ended November 30, 2007, FSSC voluntarily reimbursed $22,440 of shareholder services fees.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2007, the Fund's expenses were reduced by $10,516 under these arrangements.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 2.05%, 2.05% and 1.75%, respectively, for the fiscal year ending November 30, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2009.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2007, the Adviser reimbursed $194,229. Transactions with affiliated companies during the year ended November 30, 2007, are as follows:

Affiliates	Balance of Shares Held 11/30/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2007	Value	Dividend Income/ Allocated Investment Income
Emerging Markets Fixed Income Core Fund	95,773	50,538	92,728	53,583	$1,182,486	$102,293
Federated InterContinental Fund, Institutional Shares	--	107,198	--	107,198	7,542,420	--
Federated International Capital Appreciation Fund, Class A	1,639,062	--	156,617	1,482,445	20,739,399	901,919
Federated Mortgage Core Portfolio	3,049,865	2,393,140	646,323	4,796,682	47,774,952	1,924,107
High Yield Bond Portfolio	604,963	526,464	781,720	349,707	2,318,557	277,126
Prime Value Obligations Fund, Institutional Shares	--	37,912,189	32,384,001	5,528,188	5,528,188	79,027
TOTAL OF AFFILIATED TRANSACTIONS					$85,086,002	$3,284,472

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2007, were as follows:

Purchases	$331,381,294
Sales	$332,036,921

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than May 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2007, the amount of long-term capital gains designated by the Fund was $22,455,101.

For the fiscal year ended November 30, 2007, 29.36% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2007, 23.39% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF FEDERATED STOCK AND BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Stock and Bond Fund, Inc. (the "Fund"), as of November 30, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 1, 2005, were audited by other independent registered public accountants whose report thereon dated January 23, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Stock and Bond Fund, Inc. as of November 30, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
January 25, 2008

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2007, the Corporation comprised one portfolio, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: December 1956	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: November 1998	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: November 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 P.O. Box 6396 McLean, VA DIRECTOR Began serving: November 2007	Principal Occupations: Director or Trustee of the Federated Fund Complex; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee

Other Directorships Held: Director, Horatio Alger Association

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1985	Principal Occupation: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1969	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1976	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 VICE PRESIDENT Began serving: May 1976	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SR. VICE PRESIDENT Began serving: January 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Evaluation and Approval of Advisory Contract

FEDERATED STOCK AND BOND FUND, INC. (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911406

G01454-01 (1/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's  Board has determined that each of the following members of the
Board's  Audit  Committee  is an  "audit  committee  financial  expert,"  and is
"independent,"  for  purposes  of this  Item:  Thomas  G.  Bigley,  Nicholas  P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $25,000

                  Fiscal year ended 2006 - $24,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $23,383,
      respectively.  Fiscal year ended 2006 - Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2007- 0%

                  Fiscal year ended 2006- 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2007- 0%

                  Fiscal year ended 2006- 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2007- 0%

                  Fiscal year ended 2006- 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

            Fiscal year ended 2007- $41,682

            Fiscal year ended 2006- $91,329

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED STOCK AND BOND FUND, INC.

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE        JANUARY 23, 2008

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE
            PRINCIPAL EXECUTIVE OFFICER

DATE        JANUARY 23, 2008

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE        JANUARY 23, 2008